UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): December 20, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On December 20, 2006, Conseco, Inc. (the "Company") entered into an agreement with James E. Hohmann, President and Chief Operating Officer of the Company, in connection with Mr. Hohmann's resignation as an officer and employee of the Company effective December 31, 2006. The agreement includes a waiver by the Company of certain non-competition provisions of Mr. Hohmann's employment agreement with the Company and it confirms that Mr. Hohmann will be entitled to his base salary and any accrued vacation pay through December 31, 2006 and to reimbursement of business expenses incurred by him. The agreement also confirms that Mr. Hohmann will not be entitled to any bonus for 2006 and that his unvested stock options and restricted stock awards will terminate on December 31, 2006. A copy of the agreement between the Company and Mr. Hohmann is filed as Exhibit 10.19 to this Current Report on Form 8-K.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 20, 2006, the Company announced that its President and Chief Operating Officer, James Hohmann, will be leaving the Company to join Allstate Financial. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.19 Agreement dated as of December 20, 2006 between Conseco, Inc. and James E. Hohmann.

          99.1  Press release of Conseco, Inc. issued December 20, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

December 21, 2006
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer